Exhibit 10.1

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT is made and entered into by and between WASHINGTON PRIME GROUP INC., an Indiana corporation (the “Company”), and JOSHUA P. LINDIMORE (the “Executive”) dated as of May 16, 2019 and effective as of May 16, 2019.

WHEREAS, the Company and the Executive are parties to an Employment Agreement, made and entered into on August 6, 2018 and effective as of August 3, 2018 (the “Employment Agreement”); and

WHEREAS, the parties hereto now desire to amend the Employment Agreement to reflect the Executive’s new title, annual base salary and target and maximum annual bonus.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.     “Senior Vice President, Head of Leasing” is hereby changed to “Executive Vice President, Head of Leasing” in the recitals to the Employment Agreement.

2.     “Head of Leasing” is hereby changed to “Executive Vice President, Head of Leasing” in Section 2(a)(i) of the Employment Agreement.

3.     The first sentence of Section 2(b)(i) of the Employment Agreement is hereby amended to read as follows:

“During the Employment Period, the Executive shall receive an annual base salary at the rate of $364,662 (the ‘Annual Base Salary’), subject to applicable income tax and other legally required withholding and any deductions that the Executive voluntarily authorizes in writing.”

4.     The second and third sentences of Section 2(b)(ii) of the Employment Agreement are hereby amended to read as follows:

“The Executive’s target Annual Bonus shall be 100% of the Annual Base Salary (the ‘Target Bonus’). The actual Annual Bonus will be determined by the Committee based on the level of achievement of performance goals established by the Committee (which performance goals shall be consistent with those applicable to the Company’s senior executives generally) and communicated to the Executive not later than the 90th day of the applicable fiscal year.”

5.     “Senior Vice President, Head of Leasing” is hereby changed to “Executive Vice President, Head of Leasing” in Section 3(c)(i) of the Employment Agreement.

6.     Except as otherwise provided herein, the Employment Agreement shall remain unaltered and of full force and effect.

IN WITNESS WHEREOF, the parties have caused this First Amendment to Employment Agreement to be executed and delivered as of the day and year first above set forth.

WASHINGTON PRIME GROUP INC.,
an Indiana corporation

By:	/s/ Robert P. Demchak
Name: Robert P. Demchak
Title: Executive Vice President, General Counsel & Corporate Secretary

EXECUTIVE

By:	/s/ Joshua P. Lindimore
Name: Joshua P. Lindimore

[Signature Page – J. Lindimore Amendment to Employment Agreement]